POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this     21st   day of February, 2007.

/s/ R. A. Bemis
Richard A. Bemis
Director

POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this     21st   day of February, 2007.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this    21st   day of February, 2007.

/s/ Ellen Carnahan
Ellen Carnahan
Director

POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this     21st   day of February, 2007.

/s/ Robert C. Gallagher
Robert C. Gallagher
Director

POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this     21st   day of February, 2007.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this     21st   day of February, 2007.

/s/ James L. Kemerling
James L. Kemerling
Director

POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this     21st   day of February, 2007.

/s/ J. C. Meng
John C. Meng
Director

POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this     21st   day of February, 2007.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

POWER OF ATTORNEY

        WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as “Integrys”) will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, Form S-8 Registration Statement(s) for the Long Term Incentive Compensation Plan, a sub plan of the Peoples Energy Corporation 2004 Incentive Compensation Plan, the Peoples Energy Corporation Directors Deferred Compensation Plan, the Peoples Energy Corporation Directors Stock and Option Plan, and the Peoples Energy Corporation Long Term Incentive Compensation Plan, effective February 22, 1990 and as subsequently amended, and

        WHEREAS, the undersigned is a Director of Integrys;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O’Leary, Peter H. Kauffman, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this document this     21st   day of February, 2007.

/s/ Larry L. Weyers
Larry L. Weyers
Director